INVENTORIES, NET (Details) - USD ($)	Sep. 30, 2025	Sep. 30, 2024
INVENTORIES, NET
Raw materials	$ 7,274,351	$ 2,327,285
Work-in-progress	326,813	400,253
Finished goods	12,502,051	2,322,150
Total inventory	$ 20,103,215	$ 5,049,688